Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED

AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 23, 2016 (this “Amendment”), among SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (the “Parent Borrower”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (the “OpCo Borrower”, and together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), UBS AG, Stamford Branch, as administrative agent and collateral agent for the several banks and other financial institutions from time to time party to the Credit Agreement defined below (in such capacities, the “Administrative Agent” or the “Collateral Agent”, as applicable) and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement, dated as of April 29, 2016 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrowers as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement;

WHEREAS, pursuant to and in accordance with Subsection 2.11 of the Credit Agreement, the Borrower Representative has requested that Specified Refinancing Term Loans in an aggregate principal amount of up to $273,625,000 be made available to the Borrowers, and the Tranche B Term Lenders (as defined in Subsection 1.1(b)(i) hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche B Term Lenders will make Specified Refinancing Term Loans in the form of Tranche B Term Loans (as defined in Subsection 1.1(b)(i) hereof) and (b) that the proceeds of the Tranche B Term Loans provided by the New Tranche B Term Lenders (as defined in Subsection 1.1(b)(i) hereof) will be used to repay the Original Initial Term Loans (as defined in Subsection 1.1(b)(i) hereof) that are not exchanged for Tranche B Term Loans pursuant to this Amendment and/or to pay fees, costs and expenses incurred in connection with the forgoing and for other purposes not prohibited by the Credit Agreement and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of either Borrower and the Administrative Agent, to effect the Incurrence of the Tranche B Term Loans;

WHEREAS, certain Lenders holding Original Initial Term Loans (each, an “Existing Term Lender” and, collectively, the “Existing Term Lenders”) have elected,

and the Borrower Representative has agreed, to either (i) exchange (by exercising a cashless rollover option pursuant to Subsection 4.4(g) of the Credit Agreement) all or a portion of the outstanding principal amount (or lesser amount allocated to such Lender by the Administrative Agent) of their Original Initial Term Loans for Tranche B Term Loans and/or (ii) have all or a portion of the outstanding principal amount of their Original Initial Term Loans repaid, in each case, on the First Amendment Effective Date by executing and delivering a Signature Page to Amendment in the form attached as Exhibit A hereto (an “Existing Lender Signature Page”); and

WHEREAS, on the First Amendment Effective Date, immediately following the First Amendment Effective Time, the Tranche B Term Loans will be increased by $25,000,000 pursuant to the 2016 Increase Supplement (as defined in Section 1.1(b)(i) hereof).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

ARTICLE I

AMENDMENTS

Section 1.1 Amendments.

(a) The Tranche B Term Loans extended by the New Tranche B Term Lenders shall be deemed to be “Specified Refinancing Term Loans” and “Tranche B Term Loans”, the 2016 Supplemental Term Loans shall be deemed to be “Incremental Term Loans” and “Tranche B Term Loans”, the New Tranche B Term Lenders shall be deemed to be “Specified Refinancing Lenders”, the Tranche B Term Loans representing the Original Initial Term Loans exchanged by the Existing Term Lenders by exercising a cashless rollover option pursuant to Subsection 4.4(g) of the Credit Agreement shall be deemed to be “Rollover Indebtedness”, the 2016 Increase Supplement shall be deemed to be a “Loan Document” and this Amendment shall be deemed to be a “Specified Refinancing Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement, as amended by this Amendment, the 2016 Increase Supplement and the other Loan Documents. The Borrower Representative and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.11(b) of the Credit Agreement, to the inclusion as an “Additional Specified Refinancing Lender” of each New Tranche B Term Lender that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(b) Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i) by adding the following new defined terms in the appropriate alphabetical order:

“2016 Increase Supplement”: the Increase Supplement delivered to the Administrative Agent as of the First Amendment Effective Date immediately following the First Amendment Effective Time.

“2016 Supplemental Term Loans”: the Tranche B Term Loans made on the First Amendment Effective Date following the effectiveness of the 2016 Increase Supplement by each Lender holding a Supplemental Term Loan Commitment pursuant to the 2016 Increase Supplement.

“Exchanging Lender”: as defined in Subsection 2.1(b)(ii).

“Existing Term Lenders”: those Lenders holding an Original Initial Term Loan immediately prior to the First Amendment Effective Date.

“First Amendment”: the First Amendment to Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date”: as defined in Article II of the First Amendment.

“First Amendment Effective Time”: as defined in Article II of the First Amendment.

“New Tranche B Term Lenders”: as defined in Subsection 2.1(b)(i).

“Original Initial Term Loan”: as defined in Subsection 2.1(a).

“Original Initial Term Loan Commitment”: as to any Lender, its obligation to make Original Initial Term Loans to the Borrowers pursuant to Subsection 2.1(a) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Original Initial Term Loan Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Original Initial Term Loan Commitment assigned to such Assignee pursuant to Subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Original Initial Term Loan Commitments”. The original aggregate principal amount of the Original Initial Term Loan Commitments on the Closing Date is $275,000,000.

“Original Initial Term Loan Facility”: the Original Initial Term Loan Commitments and the Extensions of Credit made thereunder.

“Tranche B Effective Date Transactions”: (i) the entry into the First Amendment and the 2016 Increase Supplement, (ii) the Incurrence of the Tranche B Term Loans (including via an exchange of the Original Initial Term Loans for Tranche B Term Loans), (iii) the repayment of the Original Initial Term Loans or exchange by the Exchanging Lenders of the Original Initial Term Loans through a cashless rollover pursuant to Subsection 4.4(g) of the Credit Agreement and (iv) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

“Tranche B Term Lender”: any Lender having a Tranche B Term Loan Commitment and/or a Tranche B Term Loan outstanding hereunder.

“Tranche B Term Loans”: the term loans made by the New Tranche B Term Lenders on the First Amendment Effective Date pursuant to the First Amendment, as increased by the amount of the 2016 Supplemental Term Loans made on the First Amendment Effective Date following the effectiveness of and pursuant to the 2016 Increase Supplement.

“Tranche B Term Loan Commitment”: as to any Lender, its obligation to make Tranche B Term Loans to the Borrowers (a) pursuant to Subsection 2.1(b) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-1 under the heading “Tranche B Term Loan Commitment” and (b) following effectiveness of the 2016 Increase Supplement, pursuant to the 2016 Increase Supplement, or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Tranche B Term Loan Commitment assigned to such Assignee pursuant to Subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Tranche B Term Loan Commitments.” The original aggregate amount of the Tranche B Term Loan Commitments on the First Amendment Effective Date under the First Amendment, prior to giving effect to the 2016 Increase Supplement, is $273,625,000.

“Tranche B Term Loan Facility”: the Tranche B Term Loan Commitments and the Extensions of Credit made thereunder.

(ii) by amending and restating the definition of “Applicable Margin” as follows:

““Applicable Margin”: in respect of (a) Original Initial Term Loans (i) on any date prior to the date of a Qualified IPO (1) with respect to ABR Loans, 4.50% per annum and (2) with respect to Eurodollar Loans, 5.50% per annum and (ii) on or after the date of a Qualified IPO, (1) with respect to ABR Loans, 4.25%

per annum and (2) with respect to Eurodollar Loans, 5.25% per annum and (b) Tranche B Term Loans (i) with respect to ABR Loans, 3.50% per annum and (ii) with respect to Eurodollar Loans, 4.50% per annum.”

(iii) by amending and restating the definition of “Facility” as follows:

““Facility”: each of (a) the Original Initial Term Loan Facility, (b) the Tranche B Term Loan Facility, (c) Incremental Term Loans of the same Tranche, (d) any Extended Term Loans of the same Extension Series, (e) any Specified Refinancing Term Loans of the same Tranche (other than Tranche B Term Loans) and (f) any other committed facility hereunder and the Extensions of Credit made thereunder, and collectively, the “Facilities”.”

(iv) by amending and restating the definition of “Initial Term Loan” as follows:

““Initial Term Loan”: shall mean, collectively, the Original Initial Term Loans and the Tranche B Term Loans.”

(v) by amending and restating the definition of “Initial Term Loan Commitment” as follows:

““Initial Term Loan Commitment”: as to any Lender, the Original Initial Term Loan Commitment (if any) and the Tranche B Term Loan Commitment (if any).”

(vi) by deleting the definition of “Initial Term Loan Facility”.

(vii) by deleting the reference to “$100,000,000” in the definition of “Maximum Incremental Facilities Amount” and replacing it with “(a) on or prior to the First Amendment Effective Date, $100,000,000 and (b) following the First Amendment Effective Date, $100,000,000”.

(viii) by amending and restating the definition of “Tranche” as follows:

““Tranche”: with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Original Initial Term Loans or Original Initial Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments and any 2016 Supplemental Term Loans added to such Tranche pursuant to the 2016 Increase Supplement, (3) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8, (4) Extended Term Loans (of the same Extension Series) or (5) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8 (excluding Tranche B Term Loans and Tranche B Term Loan Commitments).” and

(ix) by replacing each reference to “Initial Term Loans” in the definition of “Transactions” with “Original Initial Term Loans”.

(c) Subsection 2.1 of the Credit Agreement is hereby amended and restated as follows:

“(a) Subject to the terms and conditions hereof, each Lender holding an Original Initial Term Loan Commitment severally agrees to make, in Dollars, in a single draw on the Closing Date, one or more term loans (each, an “Original Initial Term Loan”) to the Parent Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule A under the heading “Original Initial Term Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof, which Original Initial Term Loans:

(i) except as hereinafter provided, shall, at the option of the Borrower Representative, be incurred and maintained as, and/or converted into, ABR Loans or Eurodollar Loans; and

(ii) shall be made by each such Lender in an aggregate principal amount which does not exceed the Original Initial Term Loan Commitment of such Lender.

Once repaid, Original Initial Term Loans incurred hereunder may not be reborrowed. On the Closing Date (after giving effect to the incurrence of Original Initial Term Loans on such date), the Original Initial Term Loan Commitment of each Lender shall terminate.

(b) (i) Subject to the terms and conditions hereof, each Lender listed on Schedule A-1 under the heading “Lender” attached hereto (the “New Tranche B Term Lenders”) agrees to make, in a single draw on the First Amendment Effective Date, one or more Tranche B Term Loans to the Borrowers (on a joint and several basis as between the Borrowers) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule A-1; provided that Exchanging Lenders shall make their respective Tranche B Term Loans by exchanging their Original Initial Term Loans for Rollover Indebtedness in lieu of their pro rata portion of the prepayment of Original Initial Term Loans pursuant to Subsection 4.4(g) of the Credit Agreement.

(ii) Subject to the terms and conditions hereof, on the First Amendment Effective Date, upon execution of the First Amendment by an Existing Term Lender and the indication on such Lender’s signature page that such Existing Term Lender elects to exchange, through a cashless rollover pursuant to Subsection 4.4(g) of the Credit Agreement, all of such Lender’s Original Initial Term Loans for Tranche B Term Loans (each such Existing Term Lender, an “Exchanging Lender”), the amount of Original Initial Term Loans held by such Exchanging Lender (or such lesser amount allocated to such Lender by the Administrative Agent) shall be exchanged for Tranche B Term Loans. For the avoidance of doubt, such Tranche B Term Loans held by an Exchanging Lender shall constitute “Rollover Indebtedness” for all purposes under this Agreement.

(iii) The Tranche B Term Loans shall be incurred as Eurodollar Loans with an initial Interest Period of three months and except as hereinafter provided, shall, at the option of the Borrower Representative, be maintained as, and/or converted into, ABR Loans or Eurodollar Loans.

(iv) Once repaid, Tranche B Term Loans incurred hereunder may not be reborrowed. On the First Amendment Effective Date (after giving effect to the incurrence of Tranche B Term Loans on such date), the Tranche B Term Loan Commitment of each Tranche B Term Lender shall terminate.”

(d) Subsection 2.2 of the Credit Agreement is hereby amended as follows:

(i) by amending and restating clause (a) thereof as follows:

“(a) The Borrowers agree that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B Term Loans) or the First Amendment Effective Date (in the case of requests relating to the Tranche B Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrowers will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note” and, collectively, the “Notes”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrowers. Each Note shall be dated the Closing Date; provided, that each Note in respect of a Tranche B Term Loan shall be dated the First Amendment Effective Date. Each Note shall be payable as provided in Subsection 2.2(b) or Subsection 2.2(c), as applicable, and provide for the payment of interest in accordance with Subsection 4.1.”;

(ii) by replacing each reference to “Initial Term Loans” in clause (b) thereof with “Original Initial Term Loans”;

(iii) by replacing each reference to “Initial Maturity Date” in clause (b) thereof with “Initial Term Loan Maturity Date” and

(iv) by inserting the following as new clause (c) thereof:

“(c) The Tranche B Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on December 31, 2016 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche B Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the First Amendment Effective Date	0.25% of the aggregate initial principal amount of the Original Initial Term Loans on the Closing Date

Each March 31, June 30, September 30 and December 31 ending on or after the First Amendment Effective Date and prior to the Initial Term Loan Maturity Date	0.25% of the aggregate initial principal amount of the Tranche B Term Loans on the First Amendment Effective Date

Initial Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Tranche B Term Loans

”.

(e) Subsection 2.3 of the Credit Agreement is hereby amended by adding the words “or the First Amendment Effective Date, as applicable,” after the words “Closing Date” in the first and third sentences thereof.

(f) Subsection 2.8(d) of the Credit Agreement is hereby amended by amending and restating subclause (v)(C) in the second sentence thereof as follows:

“(C) any amendments to the Applicable Margin on the Initial Term Loans that became effective subsequent to the Closing Date (with respect to Original Initial Term Loans) or the First Amendment Effective Date (with respect to Tranche B Term Loans) but prior to the time of such Incremental Term Loans shall also be included in such calculations and”;

(g) Subsection 4.4 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a) The Borrowers may at any time and from time to time prepay the Term Loans made to them, in whole or in part, subject to Subsection 4.12, without premium or penalty (except as provided in Subsection 4.5(b)), upon notice by the Borrower Representative to the Administrative Agent prior to 2:00 P.M., New York City time at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the date of prepayment (in the case of Eurodollar Loans), or prior to 2:00 P.M., New York City time on the date of prepayment (in the case of ABR Loans) (or such later time as may be agreed by the Administrative Agent in its reasonable discretion). Such notice shall specify, in the case of any prepayment of Term Loans, the applicable Tranche being repaid, and if a combination thereof, the principal amount allocable to each, the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each. Any such notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower Representative (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given and not revoked, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Subsection 4.12. Partial prepayments pursuant to this Subsection 4.4(a) shall be in multiples of $1,000,000; provided that, notwithstanding the foregoing, any Term Loan may be prepaid in its entirety. Each prepayment of Original Initial Term Loans pursuant to this Subsection 4.4(a) made prior to the date that is six months after the Closing Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing incurred in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b). Each prepayment of Tranche B Term Loans pursuant to this Subsection 4.4(a) made on or prior to the date that is six months after the First Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing incurred in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b).”

(h) Subsection 4.5 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b) If, prior to (i) the date that is six months after the Closing Date (in the case of Original Initial Term Loans) or (ii) the date that is six months after the First Amendment Effective Date (in the case of Tranche B Term Loans), the Borrowers make an optional prepayment in full of such Loans in an amount equal to the Net Cash Proceeds received by the Borrowers or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of such Loans being prepaid. If, prior to (i) the date that is six months after the Closing Date (in the case of Original Initial Term Loans) or (ii) the date that is six months after the First Amendment Effective Date (in the case of Tranche B Term Loans), any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace such Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.10(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of such Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g).”

(i) Subsection 5.16 of the Credit Agreement is hereby amended as follows:

(i) by deleting each reference to “Initial Term Loans” in subclause (i) of the first sentence thereof and replacing it with “Original Initial Term Loans”; and

(ii) by deleting the reference to “and (ii)” appearing immediately before the words “in the case of all other Loans” in the first sentence thereof and replacing it with “, (ii) in the case of the Tranche B Term Loans, to repay the Original Initial Term Loans that are not exchanged for Tranche B Term Loans pursuant to the First Amendment, to pay fees, costs and expenses incurred in connection with the transactions referred to in this subclause (ii) and/or to finance the working capital, capital expenditures, business requirements and for other purposes of the Parent Borrower and its Subsidiaries not prohibited by this Agreement and (iii)”.

(j) Subsection 11.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedule A” in clause (a) thereof and replacing it with “Schedules A and A-1”.

(k) The Schedules to the Credit Agreement are hereby amended as follows:

(i) by deleting the reference to “Commitments and Addresses” and replacing it with “Original Initial Term Loan Commitments and Addresses”;

(ii) by deleting the reference to “Commitment” and replacing it with “Original Initial Term Loan Commitment” and

(iii) by adding Annex I hereto as new Schedule A-1.

(l) Each Exchanging Lender hereby waives any right to receive any payments under Subsection 4.12 of the Credit Agreement as a result of the Tranche B Effective Date Transactions. It is understood and agreed that the Parent Borrower, with the consent of the Administrative Agent, may elect on or prior to the First Amendment Effective Date that the Tranche B Term Loans for which the Original Initial Term Loans are exchanged be Eurodollar Loans having an Interest Period designated by the Parent Borrower, regardless of whether the First Amendment Effective Date is the last day of an Interest Period with respect to such exchanged Original Initial Term Loans (which, for the avoidance of doubt, may include Interest Periods of one week or two weeks).

(m) The Parent Borrower hereby agrees that it shall, together with any prepayment of the Original Initial Term Loans pursuant to this Amendment, pay to the Existing Term Lenders, on the First Amendment Effective Date, accrued and unpaid interest to the First Amendment Effective Date on the amount of Original Initial Term Loans prepaid or exchanged pursuant to this Amendment.

ARTICLE II

CONDITIONS PRECEDENT TO EFFECTIVENESS

Section 2.1 Conditions Precedent to Effectiveness.

(a) The effectiveness of this Amendment, including the obligation of each Tranche B Term Lender to make, or exchange its Original Initial Term Loan for, a Tranche B Term Loan, is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “First Amendment Effective Date” and the time of such satisfaction or waiver of such conditions being referred to herein as the, the “First Amendment Effective Time”):

(1) the Parent Borrower, the OpCo Borrower, the Administrative Agent, the Collateral Agent and the Tranche B Term Lenders have each delivered a duly executed counterpart of this Amendment to the Administrative Agent (which, in the case of Tranche B Term Lenders, may be in the form of an Existing Lender Signature Page);

(2) each Guarantor shall have delivered a duly executed counterpart of the acknowledgment and consent attached to this Amendment (the “Acknowledgment”) to the Administrative Agent;

(3) the Administrative Agent shall have received (A)(i) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of each of the Loan Parties approving and authorizing the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended by this Amendment and (ii) incumbency and the signature of authorized signatories, in each case, certified as of the First Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrowers as being in full force and effect without modification or amendment and (B) a good standing certificate (or the equivalent thereof) for each of the Loan Parties from its jurisdiction of formation;

(4) the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Parent Borrower dated as of the First Amendment Effective Date signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in clauses (5) and (6) below;

(5) each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date;

(6) no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date after giving effect to the effectiveness hereof;

(7) the Parent Borrower shall have delivered to the Administrative Agent and the Lenders an opinion from each of Debevoise & Plimpton LLP and Richards, Layton & Finger, P.A., in form and substance reasonably satisfactory to the Administrative Agent and dated as of the First Amendment Effective Date;

(8) UBS Securities LLC, as Lead Arranger, shall have received all fees and expenses related to the Tranche B Term Loans to the extent due (which may be offset against the proceeds thereof); and

(9) With respect to the initial Tranche B Term Loans, the Administrative Agent shall have received a notice of such Borrowing as required by Subsection 2.3 of the Credit Agreement (or such notice shall have been deemed given in accordance with Subsection 2.3 of the Credit Agreement).

The making of, or exchange of an Original Initial Term Loan for, Tranche B Term Loans by the Tranche B Term Lenders shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and each Lender that each of the conditions precedent set forth herein shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

As of the date hereof, each of the Borrowers, represents and warrants as follows:

Section 3.1 Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers), to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

Section 3.2 Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform, in the case of each Borrower, this Amendment and, in the case of each Guarantor, the Acknowledgment and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Amendment has been duly executed and delivered by each Borrower and the Acknowledgment has been duly executed and delivered by each Guarantor. This Amendment constitutes a legal, valid and binding obligation of each Borrower hereto and the Acknowledgment and each other Loan Document to which any Loan Party is a party which has been executed and delivered constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 3.3 No Legal Bar. The execution, delivery and performance of this Amendment or the Acknowledgment by any of the applicable Loan Parties (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate any provision of the Organizational Documents of such Loan Party, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

Section 3.4 Representations and Warranties; No Default. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the date hereof as if made on and as of such date. On the date hereof after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Effect of Amendment and 2016 Increase Supplement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which (including with respect to the security interests and liens granted to the Agents and the other Secured Parties under the Loan Documents) are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment and the 2016 Increase Supplement, each reference to the Credit Agreement in the Loan Documents shall mean and be a reference to the Credit Agreement as amended by this Amendment and the 2016 Increase Supplement. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. Each of this Amendment and the 2016 Increase Supplement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.2 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Subsection 11.6 of the Credit Agreement.

Section 4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.4 Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

Section 4.5 Governing Law, etc. The provisions of the Credit Agreement under the headings “Governing Law”, “Submission to Jurisdiction; Waivers” and “Waiver of Jury Trial” are incorporated by reference herein, mutatis mutandis.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SITEONE LANDSCAPE SUPPLY HOLDING, LLC
as Parent Borrower

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY, LLC
as OpCo Borrower

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Lender

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Amendment and the 2016 Increase Supplement. Each Guarantor further acknowledges and agrees that all Obligations under the Credit Agreement as modified by this Amendment and the 2016 Increase Supplement shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.

GUARANTORS:

SITEONE LANDSCAPE SUPPLY HOLDING, LLC

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY, LLC

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY BIDCO, INC.

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

LESCO, INC.

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

GREEN RESOURCE, LLC

By: SiteOne Landscape Supply, LLC, its sole manager

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GR4, LLC

By: SiteOne Landscape Supply, LLC, its sole manager

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

HYDRO-SCAPE PRODUCTS, INC.

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Vice President and Assistant Treasurer

BISSETT EQUIPMENT CORP.

By:	/s/ John T. Guthrie
	Name:	John T. Guthrie
	Title:	Vice President and Assistant Treasurer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Exhibit A

[Form of Lender Signature Page to Amendment]

The undersigned, a Lender holding Original Initial Term Loans (“you”), hereby consents to the First Amendment to Amended and Restated Credit Agreement dated as of November 23, 2016 and which will amend the Amended and Restated Credit Agreement, dated as of April 29, 2016 (the “Existing First Lien Credit Agreement”), among SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (the “Parent Borrower”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (the “OpCo Borrower”, and together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), UBS AG, Stamford Branch, as administrative agent and collateral agent for the several banks and other financial institutions from time to time party to thereto (in such capacities, the “Administrative Agent” or the “Collateral Agent”, as applicable) and the Lenders party thereto, and which is proposed to be dated on or around November 23, 2016 and to be entered into among the Borrowers, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Lender Signature Page to the Amendment. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing Credit Agreement, as applicable.

If you are an Existing Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to the Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Signature Page to Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

5180-2 CLO LP

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Adams Mill CLO Ltd.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

AEGIS Electric and Gas International Services, Ltd.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Associated Electric & Gas Insurance Services Limited

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Brookside Mill CLO Ltd.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Christian Super

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Credos Floating Rate Fund LP

By: SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

GuideStone Funds Flexible Income Fund

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Health Employees Superannuation Trust Australia

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Highmark Inc.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Jackson Mill CLO Ltd.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Portfolio Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Jefferson Mill CLO, Ltd.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Kentucky Retirement Systems (Shenkman — Insurance Fund Account)

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Kentucky Retirement Systems (Shenkman — Pension Account)

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Teachers’ Retirement System of the State of Kentucky

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Kentucky Teachers’ Retirement System Insurance Trust Fund

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Providence Health and Services Investment Trust (Bank Loans Portfolio)

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Executive Vice President

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Shenkman Floating Rate High Income Fund

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sudbury Mill CLO, Ltd.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Texas PrePaid Higher Education Tuition Board

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Advisor

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Virginia College Savings Plan

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Executive Vice President

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Washington Mill CLO Ltd.

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

WM Pool — Fixed Interest Trust No. 7

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	Co-Chief Investment Officer

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

AEA Middle Market Debt II Funding LLC

By:	/s/ Joseph D. Carrabino, Jr.
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

AEA Middle Market Debt II Parallel Funding LLC

By:	/s/ Joseph D. Carrabino, Jr.
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

AEA Middle Market Debt III Funding LLC

By:	/s/ Joseph D. Carrabino, Jr.
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

AXA IM Inc., for and on behalf of
ALLEGRO CLO III

By: AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): AXA IM Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

AXA IM Inc., for and on behalf of
ALLEGRO CLO II

By: AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): AXA IM Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

AXA IM Inc., for and on behalf of
ALLEGRO CLO I

By: AXA Investment Managers Paris S.A.

By:	/s/ Yannick Le Serviget
Name:	Yannick Le Serviget
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): AXA IM Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds

By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO X

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XI

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XII By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XIV

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Apidos CLO XIX

By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XV

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XVI

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XVII

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XVIII

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XX

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XXI

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XXII

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XXIII

By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XXIV

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

APIDOS CLO XXV

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ascension Alpha Fund, LLC

By: Pioneer Institutional Asset Management, Inc., As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any): Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Ascension Health Master Pension Trust

By: Pioneer Institutional Asset Management, Inc., As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any): Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Associated Electric & Gas Insurance Services Limited

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

ATRIUM IX

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Bandera Strategic Credit Partners II, L.P.

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

BEAN CREEK CLO, LTD.

By:	/s/ Brian Higgins
	Name:	Brian Higgins
	Title:	Manager

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Birchwood Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Blackstone / GSO Long-Short Credit Income Fund

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Blackstone / GSO Senior Floating Rate Term Fund

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

BLACKSTONE/GSO STRATEGIC CREDIT FUND

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Blue Cross and Blue Shield of Florida, Inc.

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Bowman Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Buffalo High Yield Fund

By:	/s/ Alicia Marthaler
	Name:	Alicia Marthaler
	Title:	Attorney-in-fact

Name of Fund Manager (if any): Buffalo High Yield Fund

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Catamaran CLO 2012-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Catamaran CLO 2013-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Catamaran CLO 2014-1 Ltd.

By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Catamaran CLO 2014-2 Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Catamaran CLO 2015-1 Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Catamaran CLO 2016-1 Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cavello Bay Reinsurance Limited

By: Sound Point Capital Management, LP as Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

City of New York Group Trust

By: The Comptroller of the City of New York

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cole Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

COPPERHILL LOAN FUND I, LLC

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cumberland Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Cutwater 2014-I, Ltd.
Cutwater 2014-II, Ltd.
Cutwater 2015-I, Ltd.

By:	/s/ Joe Nelson
	Name:	Joe Nelson
	Title:	Authorized Signor

Name of Fund Manager (if any): Cutwater Investor Services Corp.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

DaVinci Reinsurance Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dorchester Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Dunham Floating Rate Bond Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Name of Fund Manager (if any): Newfleet Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Emerson Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Employers Insurance Company of Wausau

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

Name of Fund Manager (if any): Liberty Mutual Insurance

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Endurance Investment Holdings Ltd.

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

ERIE INDEMNITY COMPANY

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

ERIE INSURANCE EXCHANGE

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

First American Title Insurance Company

By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

General Dynamics Corporation Group Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Guggenheim Loan Master Fund, Ltd

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Guggenheim Private Debt Fund Note Issuer 2.0, LLC

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Guggenheim Strategic Opportunities Fund

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Guggenheim U.S. Loan Fund II

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Hamilton Finance LLC

By: Guggenheim Partners Investment Management, LLC as Sub-Advisor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

HI-PF-BUL-SFonds

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

ING Capital LLC

By:	/s/ Tom McCaughey
	Name:	Tom McCaughey
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Edward Bailey
	Name:	Edward Bailey
	Title:	Director

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

James River Insurance Company

By: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any): Angelo, Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

JFIN CLO 2013 LTD.
JFIN CLO 2014 LTD.
JFIN CLO 2014-II LTD.
JFIN CLO 2015 LTD.
JFIN CLO 2015-II LTD.
JFIN CLO 2016 LTD.

By: Apex Credit Partners LLC, as Collateral Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

JRG Reinsurance Company, Ltd.

By: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any): Angelo, Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust

By: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any): Angelo, Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Keuka Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

KP FIXED INCOME FUND

By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2012-2, LTD.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any): Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2013-1, Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any): Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2013-2 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any): Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2014-1 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any): Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any): Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2014-3 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any): Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

KVK CLO 2015-1 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

Name of Fund Manager (if any): Kramer Van Kirk Credit Strategies LP

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Liberty Mutual Retirement Plan Master Trust, as Assignee

By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

Name of Fund Manager (if any): Liberty Mutual Insurance

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Loomis Sayles Credit Opportunities Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any): Loomis Sayles

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Loomis Sayles Senior Floating Rate & Fixed Income Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any): Loomis Sayles

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Loomis Sayles Senior Floating Rate Loan Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any): Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING X, LTD.

By: Credit Suisse Asset Management, LLC., as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XII, LTD.

By: Credit Suisse Asset Management, LLC., as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XIII, LTD.

By: Credit Suisse Asset Management, LLC., as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XIV, LTD.

By: Credit Suisse Asset Management, LLC., as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XIX, Ltd.

By: Credit Suisse Asset Management, LLC., as collateral manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XVI, LTD.

By: Credit Suisse Asset Management, LLC., as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XVII, LTD.

By: Credit Suisse Asset Management, LLC., as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

MADISON PARK FUNDING XX, LTD.

By: Credit Suisse Asset Management, LLC., as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Natixis Loomis Sayles Senior Loan Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any): Loomis Sayles

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

NHIT: Senior Floating Rate and Fixed Income Trust

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any): Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Norrep Enhanced Credit Fund.

By:	/s/ Keith Leslie
	Name:	Keith Leslie
	Title:	Vice President

Name of Fund Manager (if any): Norrep Capital Management Ltd.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Norrep Short Term Income Fund

By:	/s/ Keith Leslie
	Name:	Keith Leslie
	Title:	Vice President

Name of Fund Manager (if any): Norrep Capital Management Ltd.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

NORTHWOODS CAPITAL IX, LIMITED

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any): Angelo, Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

NORTHWOODS CAPITAL X, LIMITED

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any): Angelo, Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

NORTHWOODS CAPITAL XI, LIMITED

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any): Angelo, Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

NORTHWOODS CAPITAL XII, LIMITED

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any): Angelo, Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

NORTHWOODS CAPITAL XIV, LIMITED

By: Angelo, Gordon & Co., L.P. As Collateral Manager

By:	/s/ Maureen D’ Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

Name of Fund Manager (if any): Angelo, Gordon and Co.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

NZCG Funding Ltd

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners 24, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners 26, Ltd.

By: Octagon Credit Investors, LLC as Portfolio
Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners 27, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners XIV, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners XIX, Ltd.

By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners XVI, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners XVII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners XVIII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Octagon Investment Partners XXII, Ltd

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Peerless Insurance Company

By:	/s/ Henry J. Rauch
	Name:	Henry J. Rauch
	Title:	Authorized Signatory

Name of Fund Manager (if any): Liberty Mutual Insurance

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

PensionDanmark Pensionsforsikringsaktieselskab

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Pinnacle Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Pioneer Floating Rate Fund

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any): Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Pioneer Investments Diversified Loans Fund

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any): Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Pioneer Solutions SICAV — Global Floating Rate Income

By: Pioneer Investment Management, Inc. As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

Name of Fund Manager (if any): Pioneer Investment Management, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Regatta II Funding LP

By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any): Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Regatta III Funding Ltd

By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any): Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Regatta IV Funding Ltd

By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any): Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Regatta V Funding Ltd

By: Napier Park Global Capital (US) LP
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

Name of Fund Manager (if any): Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Regatta VI Funding Ltd

By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Hanlon, Melanie
	Title:	Managing Director

Name of Fund Manager (if any): Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Regatta VII Funding Ltd

By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Hanlon, Melanie
	Title:	Managing Director

Name of Fund Manager (if any): Napier Park Global

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Renaissance Investment Holdings Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

SC Pro Loan VII LTD - CVC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Seneca Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Shell Pension Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sheridan Square CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO II, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO III, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO IV, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO V, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO VIII, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO X, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO XI, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Sound Point CLO XII, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Misha Shah
	Name:	Misha Shah
	Title:	CLO Operations Associate

Name of Fund Manager (if any): Sound Point Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

South Carolina Retirement Systems Group Trust

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL

By: authority delegated to the New Mexico State Investment Office
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Stewart Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

SUMITOMO MITSUI BANKING CORPORATION, as a Consenting Lender

By:	/s/ Christakis Droussiotis
	Name:	Christakis Droussiotis
	Title:	Managing Director

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

SunAmerica Income Funds - SunAmerica Flexible Credit Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Name of Fund Manager (if any): Newfleet Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 7SP

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Swiss Capital Pro Loan III PLC - CVC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Swiss Capital Pro Loan V PLC - CVC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Swiss Capital Pro Loan VIII PLC - CVC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

Name of Fund Manager (if any): CVC Credit Partners

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Thacher Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

THE EATON CORPORATION MASTER RETIREMENT TRUST

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

The Loomis Sayles Senior Loan Fund, LLC

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any): Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

The Society Incorporated By Lloyd’s Act 1871 By The Name of Lloyd’s

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Treman Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Triton Pacific Investment Corporation Inc.

By: ZAIS Group LLC

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

Name of Fund Manager (if any): ZAIS Group, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Tryon Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

UBS AG, Stamford Branch

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director Banking Product Services, US

If a second signature is necessary:

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
Name:	Margaret Harvey
Title:	Managing Director of Portfolio Administration

Name of Fund Manager (if any): Octagon Credit Investors, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any): MJX Asset Management

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Venture XXIV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

Name of Fund Manager (if any): MJX Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Vermont Pension Investment Committee

By: Guggenheim Partners Investment Management, LLC as Contractor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

Name of Fund Manager (if any): Guggenheim Partners, LLC

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Vibrant CLO II, Ltd.

By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

Name of Fund Manager (if any): DFG Investment Advisors, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Vibrant CLO III, Ltd.

By: DFG Investment Advisers, Inc.

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

Name of Fund Manager (if any): DFG Investment Advisors, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Vibrant CLO IV, Ltd.

By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

Name of Fund Manager (if any): DFG Investment Advisors, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Vibrant CLO, LTD.

By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

Name of Fund Manager (if any): DFG Investment Advisors, Inc.

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Virtus Senior Floating Rate Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Name of Fund Manager (if any): Newfleet Asset Management

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Webster Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

Westcott Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

Name of Fund Manager (if any): GSO Capital

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☒	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

WM Pool - High Yield Fixed Interest Trust

By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

Name of Fund Manager (if any): Loomis Sayles

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Term Loans held by such Lender for a Tranche B Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Term Loans for Tranche B Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Term Loans and the allocated principal amount of Tranche B Term Loans will be prepaid on, and subject to the occurrence of, the First Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Original Initial Term Loans held by such Existing Term Lender repaid on the First Amendment Effective Date and to purchase by assignment Tranche B Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Term Loans in Tranche B Term Loans.

ZAIS CLO 4, LIMITED

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

Name of Fund Manager (if any): ZAIS Group, LLC

Annex I

SCHEDULE A-1

Tranche B Term Loan Commitments

Lender	Tranche B Term Loan Commitment
UBS AG, Stamford Branch	$28,107,037.82
Exchanging Lenders	$245,517,962.18

Total:	$273,625,000